THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE ("Third Amendment"), is entered into effective as of **April 9, 2008,** by and between EDJ LEASING CO., L.P., a Missouri limited partnership ("Landlord"), and EDWARD D. JONES & CO., L.P. a Missouri limited partnership ("Tenant").

WITNESSETH

WHEREAS, Landlord and Tenant are parties to a Master Lease Agreement dated March 9, 1993 ("Master Lease Agreement"), as amended by a certain First Amendment to Lease dated March 9, 1994 ("First Amendment To Lease"), and as amended by a certain Second Amendment to Lease dated August 31, 1995 ("Second Amendment To Lease"), at the premises located at 12555 Manchester Road, Des Peres, Missouri 63131, hereinafter referred to collectively as the "Lease"; and

WHEREAS, Landlord and Tenant wish to amend the Lease on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tenant and Landlord agree as follows:

1. The term of the Lease is hereby extended, commencing April 9, 2008 and terminating December 31, 2009 ("Renewal Term").
2. The square footage of the Premises as stated on Exhibit A of the Lease is hereby adjusted to 317,127 rentable square feet.
3. The annual base rent paid by Tenant during the Renewal Term shall be Four Million Two Hundred Eighty One Thousand Two Hundred Fourteen and 44/100 Dollars ($4,281,214.44), payable in equal monthly installments of Three Hundred Fifty Six Thousand Seven Hundred Sixty Seven and 87/100 Dollars ($356,767.87), based on 317,127 rentable square feet at $13.50 per square foot per year.
4. Except as amended herein, all other terms and conditions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

LANDLORD:
EDJ LEASING CO., L.P., a Missouri limited partnership

By: LHC, Inc., General Partner

By: [signature]
Steven Novik, Treasurer

Date: 3/18/08

TENANT:
EDWARD D. JONES & CO., L.P., a Missouri limited partnership

By: EDJ Holding Company, Inc. General Partner

By: [signature]
Steven Novik, Treasurer

Date: 3/18/08

PARTIAL TERMINATION OF LEASE
SIGNATURE PAGE FOR EDJ CO.

IN WITNESS WHEREOF, the parties hereto have executed this Termination as of the day and year first above written.

TENANT:

EDWARD D. JONES & CO., L.P., a Missouri limited partnership

By: EDJ Holding Company, Inc., a Missouri corporation, General Partner

By: [signature]
Name: Steven Novik
Title: Treasurer

STATE OF MISSOURI)
) SS.
COUNTY OF ST. LOUIS)

On this 18 day of March, in the year 2008 before me personally appeared by Steven Novik, the Treasurer of EDJ Holding Company, Inc., a Missouri corporation, the sole general partner of EDWARD D. JONES & CO., L.P., a Missouri limited partnership, known to me to be the person who executed the foregoing instrument, in behalf of said limited partnership by authority of its general partner and acknowledged to me that he executed the same for the purposes therein stated.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

Mary Connor
Notary Public

My term expires:

NOTARY PUBLIC NOTARY SEAL STATE OF MISSOURI

MARY CONNOR
My Commission Expires
September 13, 2010
St. Louis City
Commission #06938793

1033969
20 American